SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549


                          Form 8-K


      Current Report Pursuant to Section 13 or 15(d) of
                 The Securities Act of 1934


Date of Report   March 24, 1995
                 ________________________


                   TCBY Enterprises, Inc.
___________________________________________________________
   (Exact name of registrant as specified in its charter)



Delaware              1-10046             71-0552115
___________________________________________________________
(State or other       (Commission         (I.R.S. Employer
jurisdiction of       File Number)        Identification
incorporation)                            Number)



425 West Capitol Avenue    Little Rock, AR    72201
___________________________________________________________
(Address of principal executive offices)      (Zip Code)



Registrant's telephone number   (501) 688-8229
                              _____________________________



___________________________________________________________
               (Former name or former address
                if changed since last report)






         ITEM 5.  OTHER EVENTS





                                   PRESS RELEASE

         FOR IMMEDIATE RELEASE
         MONDAY
         MARCH 20, 1995
         CONTACT PERSON:                    STACY DUCKETT
                                            CORPORATE COMMUNICATIONS
                                            501-688-8229

                      MID-AMERICA DAIRYMEN TO PURCHASE RIGHTS
                        TO "TCBY" TRADITIONAL STYLE YOGURT

         LITTLE ROCK, AR - Monday, March 20 - TCBY ENTERPRISES, INC., (NYSE:TBY) TCBY Systems, Inc., a subsidiary of TCBY Enterprises, Inc., and Mid-America Dairymen Inc. announced today they have entered into an agreement whereby Mid-America Dairymen Inc. has acquired the rights for the exclusive manufacturing and distribution of the "TCBY" refrigerated yogurt products division throughout the United States. The terms of the agreement were not disclosed.

         The   "TCBY"   refrigerated    yogurt   products   consist    of
         nonfat/no-sugar  added   and  low   fat  varieties   of   "TCBY"
         Traditional Style Yogurt and the new "TCBY" Twosome refrigerated
         yogurt with  a variety  of toppings  on    the  side.   The "TCBY"
         Traditional Style Yogurt products have been manufactured by Mid-America Dairymen since these products were introduced into the market in 1991.

         Estimated retail sales of the "TCBY" Traditional Style Yogurt products approximated $35 million in 1994. Frank D. Hickingbotham, Chairman of the Board and Chief Executive Officer of TCBY Enterprises, Inc., stated, "We are pleased to enter into this new strategic alliance with Mid-America Dairymen that will allow for the continuing placement and development of the "TCBY" brand in the refrigerated yogurt category of the retail grocery trade." Gary Hanman, Chief Executive Officer of Mid-America Dairymen Inc., stated, "We are excited to produce a high quality product under the "TCBY" brand and look forward to the opportunity to expand the marketing and distribution of the "TCBY" Traditional Style Yogurt products."

         TCBY Enterprises will continue to manufacture and distribute "TCBY" brand hardpack frozen yogurt products through the retail grocery trade. Recently the Company announced a major expansion at its manufacturing facility located in Dallas, Texas to accommodate the expected growth in this division.






         TCBY Enterprises, Inc., through subsidiary companies, manufactures and sells soft serve frozen yogurt, hardpack frozen yogurt, novelty products, custom foodservice vehicles, and markets foodservice equipment. TCBY is the largest franchisor, licensor and operator of frozen yogurt stores in the world.

         Mid-America  Dairymen  Inc.  is   the  nation's  largest   dairy
         marketing cooperative, with almost 18,000 dairy farm family members in 30 states. Last year Mid-America Dairymen had sales of more than $2.5 billion.






         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  TCBY Enterprises, Inc.
                                  ______________________________________
                                             (Registrant)


         March 24, 1995           /s/ Gale Law
         ___________________      ______________________________________
              (Date)                         (Signature)
                                  Gale Law
                                  Senior Vice President
                                  Chief Financial Officer